SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
(the "Fund")

Supplement dated February 4, 1999 to
Prospectus dated March 30, 1998



	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

	Effective February 2, 1999, Peter Coffey is responsible for the day-to-day operations of the Fund, including making all investment decisions. Mr. Coffey is a Managing Director of Salomon Smith Barney and a Portfolio Manager of Mutual Management Corp.




FD 01610